                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                    Investment Company Act File No. 811-08076
             -------------------------------------------------------

               THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
             -------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

               466 Lexington Avenue, New York, New York 10017-3140
             -------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                               J. Kevin Gao, Esq.
               The Emerging Markets Telecommunications Fund, Inc.
                              466 Lexington Avenue
                          New York, New York 10017-3140

Registrant's telephone number, including area code: (212) 875-3500

Date of fiscal year end: October 31st

Date of reporting period: November 1, 2004 to October 31, 2005

ITEM 1. REPORTS TO STOCKHOLDERS.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.


ANNUAL REPORT
OCTOBER 31, 2005


[ETF LISTED NYSE(R) LOGO]


ETF-AR-1005

CONTENTS

Letter to Shareholders                                                       1

Portfolio Summary                                                            4

Schedule of Investments                                                      6

Statement of Assets and Liabilities                                         10

Statement of Operations                                                     11

Statement of Changes in Net Assets                                          12

Statement of Cash Flows                                                     13

Financial Highlights                                                        14

Notes to Financial Statements                                               16

Report of Independent Registered Public Accounting Firm                     24

Results of Annual Meeting of Shareholders                                   25

Description of InvestLink(SM) Program                                       26

Information Concerning Directors and Officers                               29

Annual Certifications                                                       32

Proxy Voting and Portfolio Holdings Information                             33

LETTER TO SHAREHOLDERS

                                                                December 5, 2005

DEAR SHAREHOLDER:

For the fiscal year ended October 31, 2005, The Emerging Markets Telecommunications Fund, Inc. (the "Fund") had a return of 27.84%, based on net asset value, vs. a same-period increase of 34.34% for the Morgan Stanley Capital International Emerging Markets Index* (MSCI EM) and an increase of 34.77% for the telecommunications services subsector of the MSCI EM. Based on market price, the Fund had a gain of 28.05% for the period.

MARKET OVERVIEW: EMERGING MARKETS SOAR IN GLOBAL RALLY

The period was a positive one for stock markets around the world, aided by optimism over global economic growth and generally favorable earnings reports. Late-period weakness notwithstanding, emerging markets as a group had strong overall returns in absolute terms and outperformed developed markets, aided in part by high and rising commodity prices, which for many commodity-exporting emerging economies resulted in stronger financial profiles.

Emerging telecom stocks as a group had a robust absolute return for the period. Despite their domestic orientation, the sector kept pace with the broader emerging market universe, reflecting solid telecom earnings growth in many areas. Within the sector, the best performers tended to be high growth wireless stocks that delivered better than expected subscriber and profit growth over the period. In broad regional terms, telecom markets within Latin America and the Eastern Europe/Middle East/Africa (EMEA) segments outperformed, while Asia was an overall laggard.

PERFORMANCE: GOOD STOCK SELECTION COUNTERED BY PRIVATE PLACEMENTS

Due to the strong absolute returns, both the Fund's stock price and NAV rose to four-year highs towards the end of the period, though the Fund trailed its benchmarks for the 12-month period. We attribute this primarily to the Fund's private placement holdings, which generated a relatively modest return over the period and accounted for about 18.0% of the Fund's net assets as of October 31, 2005.

We shifted our strategy more in favor of growth wireless stocks in the latter half of the period, and this proved beneficial as such companies outperformed. One standout was America Movil S.A de C.V. (15.7% of the Fund's net assets as of October 31, 2005), which had a large gain on the back of strong wireless subscriber growth across Latin America. The Fund's stock selection in Russia was positive in relative terms as well as absolutely, despite an overall negative showing for Russian telecom stocks in the period. Within Asia, our exposure to India was largely via Bharti Tele-Ventures Ltd. (1.9% of the Fund's net assets as of October 31, 2005), the leading private sector provider of telecom services in the country. The stock posted a triple-digit gain in the period. Another factor that helped the Fund's relative performance was its underweighting in Taiwan, whose telecom market struggled in the period.

On the negative side with respect to the Fund's non-private placement holdings, we were underweight in SK Telecom Co., Ltd. (3.7% of the Fund's net assets as of October 31, 2005), reflecting our relatively less bullish view of its growth prospects. We are sticking to our conviction on this stock and continue to underweight the position. Elsewhere of note, we were also underweighted in China Mobile (Hong Kong) Ltd. ("China Mobil") (11.6% of the Fund's net assets as of October 31, 2005) at a time in the period when the stock outperformed. We have raised our weighting in the stock more recently, due to our decreasing concern over the possible impact of a restructuring.

PORTFOLIO ACTIVITY: ADDING TO CHINA AND EGYPT

As noted, we added to our position in China Mobile, reflecting our favorable view on its subscriber and profit growth potential along with our decreased restructuring worries. In another noteworthy move, we added to our position in Orascom Telecom Holding SAE (5.4% of the Fund's net assets as of October 31,
2005), an Egyptian telecom provider, viewing a mid-period pullback in the stock as a buying opportunity.

Despite our continued positive view on Indonesian wireless stocks, we pared back our exposure based on heightened macroeconomic concerns, notably a government budget that's become more burdened by popular fuel subsidies. Sporadic worries over bird flu outbreaks are another concern of ours.

LETTER TO SHAREHOLDERS

LOOKING AHEAD: RISKS LARGELY EXTERNAL

We continue to view emerging market telecom stocks as a compelling investment thesis, given the growth potential within countries relatively lacking in telecom services but which continue to modernize their economies at a rapid pace. We also believe that merger and acquisition activity might continue to present interesting opportunities. As an example of recent such activity, in June a sizable stake in a Pakistan telecom company was sold to one of the leading telecom services providers in the Middle East. The winning bid was substantially above rival bids from Singapore and China. This transaction in our view highlights both the scarcity value of emerging market telecom assets and the growth potential of these franchises.

For our part, the portfolio remains biased towards wireless companies that we believe are well managed and have solid growth prospects. Subscriber growth has exceeded general expectations in many markets and we expect this trend could continue into 2006.

The main risks we see are macroeconomic, most specifically the potential for both higher U.S. interest rates and higher oil prices to hurt U.S. consumer spending. These factors could spark periodic profit taking in emerging stock markets which have performed well. We would view any such correction as a good buying opportunity, in the belief that the long-term demand for telecommunication services could be relatively resistant to these external shocks.

PRIVATE PLACEMENTS UPDATE

As discussed in previous reports, most of the Fund's private placement holdings are technology oriented venture-capital funds. Following a series of consecutive write-downs related to past difficult market environments for technology and telecom providers, the most recent 12-month period saw more widespread stability, and even had increases in valuations. Write-ups of these types of investments typically have in the past lagged recovery in the public markets, as such write-ups are generally the result of a third-party financing round, IPO or sale of an investment, while write-downs also reflect the manager's judgment with respect to any impairment of value.

Despite fluctuating markets during the period, which were particularly challenging in the last few months, several of these funds also benefited from appreciation of underlying investments, primarily in those companies that had already reached a level of maturity that allowed them to go public.

Distributions in this period increased from the previous fiscal year ($1.6 million as compared to $1.3 million). This reflected an improving technology sector, in combination with a maturation of underlying portfolio companies that has driven a growing number of liquidity events (strategic sales or sales in the public markets). We hope to see this trend continue and accelerate over the coming quarters. Within this improved environment, the investment pace of the funds remained strong, with almost $2.5 million of capital calls made by the fund investments during the period (20.6% of unfunded commitments at the beginning of the period). We believe that the recent investments made by the funds in which we have invested are being done at better valuations and at a later stage in companies' development. In this context, we hope that performance in the wake of the technology bubble should be successful over time.

Respectfully,


/s/ Neil Gregson

Neil Gregson
Chief Investment Officer**

LETTER TO SHAREHOLDERS

INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS; THESE RISKS ARE GENERALLY HEIGHTENED FOR EMERGING MARKET INVESTMENTS. SINCE THE FUND FOCUSES ITS INVESTMENTS ON COMPANIES INVOLVED IN TELECOMMUNICATIONS, AN INVESTMENT IN THE FUND MAY INVOLVE A GREATER DEGREE OF RISK THAN AN INVESTMENT IN OTHER FUNDS THAT SEEK CAPITAL APPRECIATION BY INVESTING IN A BROADER MIX OF ISSUERS.

IN ADDITION TO HISTORICAL INFORMATION, THIS REPORT CONTAINS FORWARD-LOOKING STATEMENTS, WHICH MAY CONCERN, AMONG OTHER THINGS, DOMESTIC AND FOREIGN MARKET, INDUSTRY AND ECONOMIC TRENDS AND DEVELOPMENTS AND GOVERNMENT REGULATION AND THEIR POTENTIAL IMPACT ON THE FUND'S INVESTMENT PORTFOLIO. THESE STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES AND ACTUAL TRENDS, DEVELOPMENTS AND REGULATIONS IN THE FUTURE AND THEIR IMPACT ON THE FUND COULD BE MATERIALLY DIFFERENT FROM THOSE PROJECTED, ANTICIPATED OR IMPLIED. THE FUND HAS NO OBLIGATION TO UPDATE OR REVISE FORWARD-LOOKING STATEMENTS.

----------
* The Morgan Stanley Capital International Emerging Markets Index is an unmanaged index (with no defined investment objective) of emerging-market equities that includes reinvestment of net dividends, and is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

** Neil Gregson, who is a Managing Director of Credit Suisse Asset Management, Limited ("CSAML"), is head of emerging market equities, based in London. Prior to assuming this role in 2003, he was chief investment officer for equities in Emerging Europe, the Middle East and Africa. Mr. Gregson joined CSAML in 1990 after working as an investment analyst in Johannesburg. Previously, he was a mining engineer with Anglo American Corporation in South Africa. Mr. Gregson holds a BSc (Hons.) in mining engineering from Nottingham University. He is also the Chief Investment Officer of The First Israel Fund, Inc.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

PORTFOLIO SUMMARY - AS OF OCTOBER 31, 2005 (UNAUDITED)

[CHART]

SECTOR ALLOCATION

                                  OCTOBER 31, 2005    OCTOBER 31, 2004
Cellular Telecommunications             44.04%               35.49%
Electric Generation                      1.13%                0.00%
Electric Products-Miscellaneous          0.00%                1.06%
Internet Services/Software               1.00%                2.14%
Investment & Holding Company             0.15%                0.11%
Technology                               1.75%                0.86%
Telecommunications                      24.65%               18.94%
Telephone-Integrated                    14.69%               24.50%
Television/Cable Television              0.19%                1.15%
Venture Capital                         10.88%               12.80%
Cash & Other Assets                      1.52%                2.95%

AS A PERCENT OF NET ASSETS

[CHART]

GEOGRAPHIC ASSET BREAKDOWN

                                  OCTOBER 31, 2005     OCTOBER 31, 2004
Africa                                   7.65%               5.39%
Asia                                    39.05%              31.49%
Europe                                   4.33%               2.81%
Latin America                           25.90%              41.05%
Middle East                             14.29%               8.09%
North America                            1.00%               0.94%
Global                                   6.26%               7.28%
Cash & Other Assets                      1.52%               2.95%

AS A PERCENT OF NET ASSETS

[CHART]

SUMMARY OF SECURITIES BY COUNTRY/REGION

                                  OCTOBER 31, 2005     OCTOBER 31, 2004
Asia                                     2.20%                2.64%
Brazil                                   8.83%               10.94%
Chile                                    0.00%                3.05%
China                                   13.69%                5.26%
Egypt                                    7.11%                0.00%
Indonesia                                3.01%                4.83%
Israel                                   7.18%                8.09%
Malaysia                                 1.15%                3.28%
Mexico                                  15.69%               21.56%
Poland                                   3.28%                0.00%
Russia                                   8.37%                3.58%
South Africa                             7.65%                5.39%
South Korea                              3.70%                8.76%
Global                                   6.26%                7.28%
Other                                   10.36%               12.39%

AS A PERCENT OF NET ASSETS

TOP 10 HOLDINGS, BY ISSUER

                                                                                         COUNTRY/      PERCENT OF
   HOLDING                                                      SECTOR                    REGION       NET ASSETS
   --------------------------------------------------------------------------------------------------------------
    1. America Movil S.A. de C.V.                    Cellular Telecommunications          Mexico          15.7

    2. China Mobile (Hong Kong) Ltd.                 Cellular Telecommunications           China          11.6

    3. Orascom Telecom Holding SAE                       Telecommunications                Egypt           5.4

    4. MTN Group Ltd.                                Cellular Telecommunications       South Africa        5.2

    5. Emerging Markets Ventures I, L.P.                   Venture Capital                Global           5.0

    6. SK Telecom Co., Ltd.                          Cellular Telecommunications        South Korea        3.7

    7. Tele Norte Leste Participacoes S.A.              Telephone-Integrated              Brazil           3.6

    8. Telekomunikacja Polska S.A.                       Telecommunications               Poland           3.3

    9. Brasil Telecom Participacoes S.A.                Telephone-Integrated              Brazil           2.6

   10. PT Telekomunikasi Indonesia                       Telecommunications              Indonesia         2.5

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

SCHEDULE OF INVESTMENTS - OCTOBER 31, 2005

                                                                            NO. OF
DESCRIPTION                                                              SHARES/UNITS         VALUE
--------------------------------------------------------------------------------------------------------
EQUITY OR EQUITY-LINKED SECURITIES-98.48%
EQUITY OR EQUITY-LINKED SECURITIES OF
  TELECOMMUNICATION COMPANIES IN EMERGING
  COUNTRIES-97.33%

ARGENTINA-0.49%

TELEPHONE-INTEGRATED-0.49%
Telecom Argentina S.A., ADR+^
 (Cost $488,425)                                                                41,000    $      539,560
                                                                                          --------------

ASIA-2.20%

TECHNOLOGY-0.00%
Nirvana Capital Ltd.+*                                                          42,000                 0
                                                                                          --------------

TELECOMMUNICATIONS-2.20%
TVG Asian Communications
 Fund II, L.P.+++#                                                           3,622,118         2,414,279
                                                                                          --------------
TOTAL ASIA (Cost $3,111,985)                                                                   2,414,279
                                                                                          --------------

BRAZIL-8.76%

CABLE TELEVISION-0.19%
Net Servicos de Comunicacao
 S.A., ADR^                                                                     52,800           211,728
                                                                                          --------------

ELECTRIC GENERATION-1.13%
AES Tiete S.A., PN                                                          56,700,000         1,246,154
                                                                                          --------------

TELEPHONE-INTEGRATED-7.44%
Brasil Telecom Participacoes
 S.A., ADR^                                                                     69,500         2,891,895
Tele Norte Leste Participacoes
 S.A                                                                            74,716         1,788,075
Tele Norte Leste Participacoes
 S.A., ADR^                                                                    124,800         2,208,960
Telecomunicacoes de Sao Paulo
 S.A., ADR^                                                                        200             3,906
Telemar Norte Leste S.A., PNA                                                   47,000         1,272,949
                                                                                          --------------
                                                                                               8,165,785
                                                                                          --------------
TOTAL BRAZIL (Cost $6,987,131)                                                                 9,623,667
                                                                                          --------------

CHINA-13.69%

CELLULAR TELECOMMUNICATIONS-11.58%
China Mobile (Hong Kong)
 Ltd                                                                         1,503,500    $    6,744,383
China Mobile (Hong Kong)
 Ltd., ADRY                                                                    265,800         5,967,210
                                                                                          --------------
                                                                                              12,711,593
                                                                                          --------------

TELECOMMUNICATIONS-1.35%
China Telecom Corp. Ltd.                                                     4,543,000         1,486,839
                                                                                          --------------

TELEPHONE-INTEGRATED-0.76%
China Netcom Group Corp.                                                       527,000           835,249
                                                                                          --------------
TOTAL CHINA (Cost $13,340,082)                                                                15,033,681
                                                                                          --------------

EGYPT-7.11%

CELLULAR TELECOMMUNICATIONS-1.74%
Egyptian Company for Mobile
 Services                                                                       25,800           851,014
Vodafone Egypt
 Telecommunications Co. SAE                                                     66,700         1,057,459
                                                                                          --------------
                                                                                               1,908,473
                                                                                          --------------

TELECOMUNICATIONS-5.37%
Orascom Telecom Holding
 SAE                                                                            59,452         5,896,187
                                                                                          --------------
TOTAL EGYPT (Cost $6,178,660)                                                                  7,804,660
                                                                                          --------------

HUNGARY-1.05%

TELEPHONE-INTEGRATED-1.05%
Magyar Telekom
 (Cost $968,277)                                                               244,263         1,157,649
                                                                                          --------------

INDIA-2.58%

CELLULAR TELECOMMUNICATIONS-1.91%
Bharti Tele-Ventures Ltd.+                                                     293,549         2,103,368
                                                                                          --------------

                                 See accompanying notes to financial statements.

                                                                            NO. OF
DESCRIPTION                                                              SHARES/UNITS         VALUE
--------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-0.67%

Mahanagar Telephone Nigam
 Ltd                                                                           201,600    $      495,838
Videsh Sanchar Nigam Ltd.                                                       36,727           238,342
                                                                                          --------------
                                                                                                 734,180
                                                                                          --------------
TOTAL INDIA (Cost $1,802,041)                                                                  2,837,548
                                                                                          --------------

INDONESIA-3.01%

TELECOMMUNICATIONS-3.01%
PT Indosat Tbk+                                                              1,265,500           610,465
PT Telekomunikasi Indonesia                                                  5,370,500         2,697,467
                                                                                          --------------
TOTAL INDONESIA (Cost $3,072,361)                                                              3,307,932
                                                                                          --------------

ISRAEL-7.10%

TECHNOLOGY-0.84%
SVE Star Ventures Enterprises
 GmbH & Co. No. IX KG+++#                                                    1,500,000           923,775
                                                                                          --------------

TELECOMMUNICATIONS-0.77%
Lynx Photonic Networks*                                                        375,394           344,048
Lynx Series E*                                                                 493,000           498,488
                                                                                          --------------
                                                                                                 842,536
                                                                                          --------------

TELEPHONE-INTEGRATED-0.46%
Bezeq Israeli
 Telecommunication
 Corp. Ltd.                                                                    373,900           506,411
                                                                                          --------------

VENTURE CAPITAL-5.03%
BPW Israel Ventures LLC+++#                                                  1,577,293           855,397
Concord Ventures II
 Fund L.P.+++#                                                               3,760,000         1,372,720
Formula Ventures L.P.+++                                                     1,499,989           121,649
Giza GE Venture
 Fund III, L.P.+++#                                                          2,475,000         1,291,579
K.T. Concord Venture
 Fund L.P.+++                                                                2,000,000         1,026,688
Neurone Ventures II, L.P.+++#                                                  536,184           223,393
Walden-Israel
 Ventures III, L.P.+++#                                                        774,813           627,738
                                                                                          --------------
                                                                                               5,519,164
                                                                                          --------------
TOTAL ISRAEL (Cost $11,090,637)                                                                7,791,886
                                                                                          --------------
LATIN AMERICA-0.89%

VENTURE CAPITAL-0.89%
J.P. Morgan Latin America
 Capital Partners
 (Cayman), L.P.+++                                                             835,097    $      342,899
J.P. Morgan Latin America
 Capital Partners
 (Delaware), L.P.+++#                                                        1,339,000           638,073
                                                                                          --------------
TOTAL LATIN AMERICA (Cost $1,160,154)                                                            980,972
                                                                                          --------------

MALAYSIA-1.15%

TELECOMMUNICATIONS-1.15%
Telekom Malaysia Berhad
 (Cost $1,300,321)                                                             483,100         1,262,433
                                                                                          --------------

MEXICO-15.69%

CELLULAR TELECOMMUNICATIONS-15.69%
America Movil S.A. de C.V.,
 Series L, ADRY
 (Cost $5,416,379)                                                             656,300        17,227,875
                                                                                          --------------

PHILIPPINES-1.26%

TELEPHONE-INTEGRATED-1.26%
Philippine Long Distance
 Telephone Co.
 (Cost $1,306,466)                                                              45,370         1,384,725
                                                                                          --------------

POLAND-3.28%

TELECOMMUNICATIONS-3.28%
Telekomunikacja Polska S.A
 (Cost $3,175,486)                                                             500,424         3,599,230
                                                                                          --------------

RUSSIA-8.37%

CELLULAR TELECOMMUNICATIONS-4.19%
AO VimpelCom, ADR+^                                                             56,100         2,244,000
Mobile Telesystems, ADR^                                                        63,700         2,356,263
                                                                                          --------------
                                                                                               4,600,263
                                                                                          --------------

See accompanying notes to financial statements.

                                                                            NO. OF
DESCRIPTION                                                              SHARES/UNITS         VALUE
--------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-2.94%
AFK Sistema, GDR                                                                23,272    $      521,293
AFK Sistema, 144A, GDR^                                                         98,371         2,204,002
VolgaTelecom, ADR^                                                              68,500           497,310
                                                                                          --------------
                                                                                               3,222,605
                                                                                          --------------

TELEPHONE-INTEGRATED-0.33%
Rostelecom, ADR^                                                                28,800           365,184
                                                                                          --------------

TELEVISION-0.91%
Independent Network Television
 Holding Ltd., Series II+++                                                  1,000,000         1,000,000
                                                                                          --------------
TOTAL RUSSIA (Cost $7,923,914)                                                                 9,188,052
                                                                                          --------------

SOUTH AFRICA-7.65%

CELLULAR TELECOMMUNICATIONS-5.23%
MTN Group Ltd.                                                                 771,533         5,748,599
                                                                                          --------------

TELEPHONE-INTEGRATED-2.42%
Telkom South Africa Ltd.                                                       140,499         2,653,814
                                                                                          --------------
TOTAL SOUTH AFRICA (Cost $6,831,088)                                                           8,402,413
                                                                                          --------------

SOUTH KOREA-3.70%

CELLULAR TELECOMMUNICATIONS-3.70%
SK Telecom Co., Ltd.                                                            18,490         3,356,022
SK Telecom Co., Ltd., ADR^                                                      35,000           707,350
                                                                                          --------------
TOTAL SOUTH KOREA (Cost $4,114,587)                                                            4,063,372
                                                                                          --------------

TAIWAN-1.65%

TELECOMMUNICATIONS-1.65%
Chunghwa Telecom Co.,
 Ltd., ADRY  (Cost $2,079,207)                                                 104,400         1,808,208
                                                                                          --------------

THAILAND-1.44%

TELECOMMUNICATIONS-0.96%
Shin Corporation Public
 Company Ltd.                                                                1,135,600         1,057,796
                                                                                          --------------

TELEPHONE-INTEGRATED-0.48%
True Corporation Public Co.
 Ltd., Foreign Registered+                                                   2,879,200    $      522,272
True Corporation Public Co.
 Ltd., Foreign Registered,
 Warrants (expiring 04/03/08)+                                               1,717,483                 0
                                                                                          --------------
                                                                                                 522,272
                                                                                          --------------
TOTAL THAILAND (Cost $1,749,458)                                                               1,580,068
                                                                                          --------------

GLOBAL-6.26%

TELECOMMUNICATIONS-1.30%
TeleSoft Partners L.P.+++                                                    1,250,000                 0
TeleSoft Partners II QP, L.P.+++#                                            1,740,000         1,423,181
                                                                                          --------------
                                                                                               1,423,181
                                                                                          --------------

VENTURE CAPITAL-4.96%
Emerging Markets
 Ventures I, L.P.+++#                                                        7,215,129         5,452,790
                                                                                          --------------
TOTAL GLOBAL (Cost $6,673,685)                                                                 6,875,971
                                                                                          --------------
TOTAL EMERGING COUNTRIES
 (Cost $88,770,344)                                                                          106,884,181
                                                                                          --------------

EQUITY SECURITIES OF TELECOMMUNICATION
COMPANIES IN DEVELOPED COUNTRIES-1.00%

UNITED STATES-1.00%

INTERNET-SERVICES-1.00%
Technology Crossover
 Ventures IV, L.P.+++#
 (Cost $853,339)                                                             1,708,800         1,100,976
                                                                                          --------------

EQUITY SECURITIES OF COMPANIES PROVIDING OTHER
ESSENTIAL SERVICES IN THE DEVELOPMENT OF AN
EMERGING COUNTRY'S INFRASTRUCTURE-0.15%

ARGENTINA-0.00%

INVESTMENT & HOLDING COMPANY-0.00%
Exxel Capital Partners V, L.P.+++
 (Cost $380,019)                                                             1,897,761                 0
                                                                                          --------------

                                 See accompanying notes to financial statements.

                                                                            NO. OF
DESCRIPTION                                                              SHARES/UNITS         VALUE
--------------------------------------------------------------------------------------------------------
BRAZIL-0.07%

INVESTMENT & HOLDING COMPANY-0.07%
Contax Participacoes S.A.,
 ADRY  (Cost $42,586)                                                          112,600    $       76,568
                                                                                          --------------

ISRAEL-0.08%

INVESTMENT & HOLDING COMPANY-0.08%
The Renaissance Fund LDC+++
 (Cost $483,692)                                                                   160            87,125
                                                                                          --------------
TOTAL OTHER ESSENTIAL SERVICES
 (Cost $906,297)                                                                                 163,693
                                                                                          --------------
TOTAL EQUITY OR EQUITY-LINKED
 SECURITIES (Cost $90,529,980)                                                               108,148,850
                                                                                          --------------

                                                                          PRINCIPAL
                                                                        AMOUNT (000'S)
                                                                        --------------
SHORT-TERM INVESTMENTS-8.80%

GRAND CAYMAN-0.73%
Wachovia Bank,
 overnight deposit,
 3.13%, 11/01/05**
 (Cost $806,000)                                                        $          806           806,000
                                                                                          --------------

                                                                          PRINCIPAL
DESCRIPTION                                                             AMOUNT (000'S)        VALUE
--------------------------------------------------------------------------------------------------------
UNITED STATES-8.07%
Bear, Stearns & Co. Inc.,
 repurchase agreement,
 (Agreement dated 10/31/05 to
 be repurchased at $4,948,057),
 2.03%***, 11/01/05, collateralized
 by U.S. Government
 Bonds, Interest only****                                               $        4,948    $    4,947,778
Bear, Stearns & Co. Inc.,
 repurchase agreement,
 (Agreement dated 10/31/05 to
 be repurchased at $3,910,741),
 4.06%*****, 11/01/05, collateralized
 by U.S. Government
 Bonds, Interest only****                                                        3,910         3,910,300
                                                                                          --------------
TOTAL UNITED STATES
 (Cost $8,858,078)                                                                             8,858,078
                                                                                          --------------
TOTAL SHORT-TERM INVESTMENTS
 (Cost $9,664,078)                                                                             9,664,078
                                                                                          --------------
TOTAL INVESTMENTS-107.28%
 (Cost $100,194,058) (Notes B,E,G)                                                           117,812,928
                                                                                          --------------
LIABILITIES IN EXCESS OF CASH AND
 OTHER ASSETS-(7.28)%                                                                         (7,990,242)
                                                                                          --------------
NET ASSETS-100.00%                                                                        $  109,822,686
                                                                                          ==============

----------
+     Non-income producing security.
++ Restricted security, not readily marketable; security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. (See Notes B and H)
^     Security or a portion thereof is out on loan.
# As of October 31, 2005, the aggregate amount of open commitments for the Fund is $6,166,532. (See Note H)
* Not readily marketable security; security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. (See Note B)
** Variable rate account. Rate resets on a daily basis; amounts are available on the same business day.
***   Interest rate after any rebate earned by borrower of securities.
**** Represents security purchased with cash collateral received for securities on loan.
***** Interest rate before any rebate earned by borrower of securities.
ADR   American Depository Receipts.
GDR   Global Depository Receipts.
PN    Preferred Shares.
PNA   Preferred Shares, Class A.

See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - OCTOBER 31, 2005

ASSETS

Investments, at value, including collateral for securities on loan of $8,858,078 (1)
 (Cost $100,194,058) (Notes B,E,G)                                                       $   117,812,928
Cash (including $7,552 of foreign currencies with a cost of $7,324)                                7,959
Receivables:
    Investments sold                                                                             941,675
    Dividends receivable                                                                         135,343
Prepaid expenses                                                                                   6,433
                                                                                         ---------------
Total Assets                                                                                 118,904,338
                                                                                         ---------------

LIABILITIES

Payables:
    Upon return of securities loaned (Note B)                                                  8,858,078
    Investment advisory fee (Note C)                                                              99,897
    Directors' fees                                                                               11,823
    Administration fees (Note C)                                                                   7,343
    Other accrued expenses                                                                       104,511
                                                                                         ---------------
Total Liabilities                                                                              9,081,652
                                                                                         ---------------
NET ASSETS (applicable to 8,632,861 shares of common stock outstanding) (Note D)         $   109,822,686
                                                                                         ===============
NET ASSETS CONSIST OF

Capital stock, $0.001 par value; 8,632,861 shares issued and outstanding
 (100,000,000 shares authorized)                                                         $         8,633
Paid-in capital                                                                              165,996,412
Accumulated net realized loss on investments and foreign currency related transactions       (73,810,081)
Net unrealized appreciation in value of investments and translation of other
 assets and liabilities denominated in foreign currencies                                     17,627,722
                                                                                         ---------------
Net assets applicable to shares outstanding                                              $   109,822,686
                                                                                         ===============

NET ASSET VALUE PER SHARE ($109,822,686 DIVIDED BY 8,632,861)                            $         12.72
                                                                                         ===============

MARKET PRICE PER SHARE                                                                   $         10.91
                                                                                         ===============

----------
(1)  Includes securities out on loan to brokers with a market value of
     $8,790,364

                                 See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

STATEMENT OF OPERATIONS - FOR THE FISCAL YEAR ENDED OCTOBER 31, 2005

INVESTMENT INCOME
Income (Note B):
   Dividends                                                                             $     2,680,716
   Interest                                                                                       49,997
   Securities lending                                                                             38,045
   Less: Investment loss allocated from partnerships                                            (485,217)
   Less: Foreign taxes withheld                                                                 (239,862)
                                                                                         ---------------
   Total Investment Income                                                                     2,043,679
                                                                                         ---------------

Expenses:
   Investment advisory fees (Note C)                                                           1,072,065
   Legal fees                                                                                    191,559
   Printing (Note C)                                                                             175,422
   Custodian fees                                                                                139,615
   Administration fees (Note C)                                                                  110,035
   Audit and tax fees                                                                             59,362
   Directors' fees                                                                                54,587
   Accounting fees                                                                                33,468
   NYSE listing fees                                                                              23,674
   Shareholder servicing fees                                                                     20,397
   Insurance                                                                                       5,908
   Miscellaneous                                                                                  13,475
                                                                                         ---------------
   Total Expenses                                                                              1,899,567
                                                                                         ---------------
   Net Investment Income                                                                         144,112
                                                                                         ---------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
FOREIGN CURRENCY RELATED TRANSACTIONS

Net realized gain/(loss) from:
    Investments                                                                               15,270,394
    Foreign currency related transactions                                                       (176,107)
Net change in unrealized appreciation in value of investments and translation
 of other assets and liabilities denominted in foreign currencies                              8,684,985
                                                                                         ---------------
Net realized and unrealized gain on investments and foreign currency related
 transactions                                                                                 23,779,272
                                                                                         ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                     $    23,923,384
                                                                                         ===============

See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                                         FOR THE            FOR THE            FOR THE
                                                                       FISCAL YEAR       ELEVEN MONTHS       FISCAL YEAR
                                                                          ENDED              ENDED              ENDED
                                                                     OCTOBER 31, 2005  OCTOBER 31, 2004   NOVEMBER 30, 2003
                                                                     ----------------  ----------------   -----------------
INCREASE IN NET ASSETS

Operations:
   Net investment income/(loss)                                      $       144,112    $        96,738    $      (871,238)
   Net realized gain/(loss) on investments and foreign currency
    related transactions                                                  15,094,287          7,725,125         (4,955,106)
   Net change in unrealized appreciation/depreciation  in value of investments and translation of other assets and liabilities
    denominated in foreign currencies                                      8,684,985          7,465,722         13,788,482
                                                                     ---------------    ---------------    ---------------
     Net increase in net assets resulting from operations                 23,923,384         15,287,585          7,962,138
                                                                     ---------------    ---------------    ---------------
Capital share transactions (Note I):
   Cost of 47,160 and 484,200 shares purchased under the
    share repurchase program, respectively                                  (451,752)        (3,835,755)                --
                                                                     ---------------    ---------------    ---------------
     Total increase in net assets                                         23,471,632         11,451,830          7,962,138
                                                                     ---------------    ---------------    ---------------

NET ASSETS

Beginning of period                                                       86,351,054         74,899,224         66,937,086
                                                                     ---------------    ---------------    ---------------
End of period                                                        $   109,822,686    $    86,351,054    $    74,899,224
                                                                     ===============    ===============    ===============

                                 See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

STATEMENT OF CASH FLOWS - FOR THE FISCAL YEAR ENDED OCTOBER 31, 2005

INCREASE IN CASH FROM
Operating Activities:
   Investment income received                                           $    2,782,936
   Operating expenses paid                                                  (1,956,302)
   Purchases of long-term portfolio investments                            (80,896,172)
   Proceeds from disposition of long-term portfolio investments             78,900,700
   Net purchase of short-term portfolio investments                          1,620,000
   Cost of shares repurchased                                                 (451,752)
                                                                        --------------
   Net decrease in cash from operating activities                                         $         (590)
Cash at beginning of year                                                                          8,549
                                                                                          --------------
Cash at end of year                                                                       $        7,959
                                                                                          ==============

RECONCILIATION OF NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS TO NET DECREASE IN CASH
FROM OPERATING ACTIVITIES

Net increase in net assets resulting from operations                                      $   23,923,384
Adjustments:
 Decrease in receivables                                                $      254,040
 Decrease in accrued expenses                                                  (54,825)
 Increase in prepaid expenses                                                   (1,910)
 Net decrease in cash from investment transactions                            (375,472)
 Cost of shares repurchased                                                   (451,752)
 Net investment loss allocated from partnerships                               485,217
 Net realized and unrealized gain on investments and foreign currency
   related transactions                                                    (23,779,272)
                                                                        --------------
Total adjustments                                                                            (23,923,974)
                                                                                          --------------
NET DECREASE IN CASH FROM OPERATING ACTIVITIES                                            $         (590)
                                                                                          ==============

See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

FINANCIAL HIGHLIGHTS^

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                          FOR THE        FOR THE                  FOR THE FISCAL YEARS
                                                        FISCAL YEAR   ELEVEN MONTHS                      ENDED
                                                           ENDED          ENDED                      NOVEMBER 30,
                                                        OCTOBER 31,    OCTOBER 31,     ------------------------------------------
                                                            2005           2004           2003           2002            2001
                                                        -----------   -------------    -----------    -----------     -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $      9.95   $      8.17      $      7.30    $      8.42     $     10.35
                                                        -----------   -----------      -----------    -----------     -----------
Net investment income/(loss)                                   0.02+         0.01+           (0.10)+        (0.15)+++       (0.12)++
Net realized and unrealized gain/(loss) on investments
  and foreign currency related transactions                    2.74          1.70             0.97          (1.03)          (1.88)
                                                        -----------   -----------      -----------    -----------     -----------
Net increase/(decrease) in net assets resulting
  from operations                                              2.76          1.71             0.87          (1.18)          (2.00)
                                                        -----------   -----------      -----------    -----------     -----------
Dividends and distributions to shareholders:
  Net investment income                                          --            --               --             --              --
  Net realized gain on investments and foreign
    currency related transactions                                --            --               --             --              --
                                                        -----------   -----------      -----------    -----------     -----------
Total dividends and distributions to shareholders                --            --               --             --              --
                                                        -----------   -----------      -----------    -----------     -----------
Anti-dilutive impact due to capital shares tendered
  or repurchased                                               0.01          0.07               --           0.06            0.07
                                                        -----------   -----------      -----------    -----------     -----------
Net asset value, end of period                          $     12.72   $      9.95      $      8.17    $      7.30     $      8.42
                                                        ===========   ===========      ===========    ===========     ===========
Market value, end of period                             $     10.91   $      8.52      $      6.85    $      6.22     $      6.88
                                                        ===========   ===========      ===========    ===========     ===========
Total investment return (a)                                   28.05%        24.38%           10.13%         (9.59)%        (10.50)%
                                                        ===========   ===========      ===========    ===========     ===========

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                 $   109,823   $    86,351      $    74,899    $    66,937     $    90,771
Ratio of expenses to average net assets (b)                    1.93%         1.81%(c)         1.77%          1.90%           1.76%
Ratio of expenses to average net assets,
  excluding taxes                                              1.92%         1.81%(c)         1.77%          1.77%           1.74%
Ratio of net investment income/(loss) to average
  net assets                                                   0.15%         0.13%(c)        (1.33)%        (1.89)%         (1.18)%
Portfolio turnover rate                                       80.95%        71.57%          120.31%         94.89%          82.16%

^ Per share amounts prior to November 3, 2000 have been restated to reflect a conversion factor of 0.9994 for shares issued in connection with the merger of The Emerging Markets Infrastructure Fund, Inc. and The Emerging Markets Telecommunications Fund, Inc.
+    Based on average shares outstanding.
++ Based on shares outstanding on November 21, 2001 (prior to the 2001 tender offer) and November 30, 2001.
+++ Based on shares outstanding on November 6, 2002 (prior to the 2002 tender offer) and November 30, 2002.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program.
(b) Ratios shown are inclusive of Brazilian transaction and Chilean repatriation taxes, if any.
(c)  Annualized.

                                 See accompanying notes to financial statements.

                                                           FOR THE
                                                         SIX MONTHS
                                                            ENDED                    FOR THE FISCAL YEARS ENDED MAY 31,
                                                        NOVEMBER 30,      --------------------------------------------------------
                                                            2000              2000           1999           1998           1997
                                                        ------------      -----------    -----------    -----------    -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $     18.36       $     12.13    $     16.37    $     21.54    $     20.95
                                                        -----------       -----------    -----------    -----------    -----------
Net investment income/(loss)                                  (0.14)+           (0.20)+        (0.04)+        (0.06)          0.10
Net realized and unrealized gain/(loss) on investments
  and foreign currency related transactions                   (4.78)             6.14          (2.41)         (1.40)          2.86
                                                        -----------       -----------    -----------    -----------    -----------
Net increase/(decrease) in net assets resulting
  from operations                                             (4.92)             5.94          (2.45)         (1.46)          2.96
                                                        -----------       -----------    -----------    -----------    -----------
Dividends and distributions to shareholders:
  Net investment income                                          --                --             --          (0.09)         (0.27)
  Net realized gain on investments and foreign
    currency related transactions                             (3.09)               --          (1.96)         (3.62)         (2.10)
                                                        -----------       -----------    -----------    -----------    -----------
Total dividends and distributions to shareholders             (3.09)               --          (1.96)         (3.71)         (2.37)
                                                        -----------       -----------    -----------    -----------    -----------
Anti-dilutive impact due to capital shares tendered
  or repurchased                                                 --              0.29           0.17             --             --
                                                        -----------       -----------    -----------    -----------    -----------
Net asset value, end of period                          $     10.35       $     18.36    $     12.13    $     16.37    $     21.54
                                                        ===========       ===========    ===========    ===========    ===========
Market value, end of period                             $     7.688       $    13.508    $     9.819    $    13.008    $    17.385
                                                        ===========       ===========    ===========    ===========    ===========
Total investment return (a)                                  (28.46)%           37.58%         (9.99)%        (4.57)%        14.31%
                                                        ===========       ===========    ===========    ===========    ===========

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                 $   131,325       $   130,300    $    94,026    $   138,023    $   181,627
Ratio of expenses to average net assets (b)                    1.91%(c)          2.24%          2.09%          2.32%          1.90%
Ratio of expenses to average net assets,
  excluding taxes                                              1.91%(c)          2.04%          2.01%          1.82%          1.82%
Ratio of net investment income/(loss) to average
  net assets                                                  (1.50)%(c)        (1.15)%        (0.33)%        (0.29)%         0.52%
Portfolio turnover rate                                       51.72%           113.75%        179.66%        162.58%         42.14%

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE A. ORGANIZATION

The Emerging Markets Telecommunications Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. On August 9, 2004, the Fund's Board of Directors approved a change in the Fund's fiscal year from a twelve-month period ending November 30 to a twelve-month period ending October
31. The statements of changes in net assets and financial highlights for 2004 represent the eleven-month period beginning on December 1, 2003 and ending October 31, 2004.

NOTE B. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION: The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The Fund's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest ask quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation.

Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time, but after the close of the securities' primary market, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Directors to fair value certain securities. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. At October 31, 2005, the Fund held 17.98% of its net assets in securities valued at fair value as determined in good faith under procedures established by the Board of Directors with an aggregate cost of $24,285,308 and fair value of $19,744,798. The Fund's estimate of fair value assumes a willing buyer and a willing seller neither acting under the compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material.

SHORT-TERM INVESTMENT: The Fund sweeps available cash into a short-term time deposit available through Brown Brothers Harriman & Co., the Fund's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and U.S. income tax purposes.

Interest income is accrued as earned; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders sufficient to relieve it from all or substantially all U.S. income and excise taxes.

Income received by the Fund from sources within emerging countries and other foreign countries may be subject to withholding and other taxes imposed by such countries.

Under certain circumstances the Fund may be subject to a maximum of 36% Israeli capital gains tax on gains derived from the sale of certain Israeli investments. For the fiscal year ended October 31, 2005, the Fund did not incur such expense.

The Fund accrues foreign taxes on realized gains as a liability and reduction of realized/unrealized gains in an amount equal to what the Fund would owe if the securities were sold on valuation date. Taxes on foreign income are recorded when the related income is recorded.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (I) market value of investment securities, assets and liabilities at the valuation date rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

SECURITIES LENDING: The market value of securities out on loan to brokers at October 31, 2005, was $8,790,364, for which the Fund has received cash as collateral of $8,858,078. Such cash collateral was reinvested into overnight repurchase agreements with Bear, Stearns & Co. Inc. ("Bear Stearns"), which was in turn collateralized by U.S. Government securities with a value of $9,118,331. Security loans are required at all times to have collateral at least equal to 100% of the market value of the securities on loan; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. During the fiscal year ended October 31, 2005, total earnings from the investment of cash collateral received by the Fund in a securities lending arrangement with Bear, Stearns Securities Corp. as the sole borrower was $174,062, of which $136,017 was rebated to Bear, Stearns Securities Corp.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

PARTNERSHIP ACCOUNTING POLICY: The Fund records its pro-rata share of the income/(loss) and capital gains/(losses) allocated from the underlying partnerships and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Fund's Statement of Operations.

OTHER: Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

The emerging countries' securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in emerging countries may be held by a limited number of persons, which may limit the number of securities available for investment by the Fund. The limited liquidity of emerging country securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so.

The Fund is sector concentrated and therefore invests a high percentage of its assets in the telecommunications sector. As a result, the financial, economic, business and political developments in a particular sector of the market, positive or negative, have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector. Under normal market conditions, it will invest not less than 80% of its net assets in a group of related industries within the telecommunications sector of the market.

The Fund, subject to local investment limitations, may invest up to 25% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in the emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that fund, including management fees. Such securities are expected to be illiquid which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values and these differences could be material. Further, companies whose securities are not publicly traded may not be subject to the disclosures and other investor protection requirements applicable to companies whose securities are publicly traded.

The Fund may enter into repurchase agreements ("repos") on U.S. Government securities with primary government securities dealers recognized by the Federal Reserve Bank of New York and member banks of the Federal Reserve System and on securities issued by the governments of foreign countries, their instrumentalities and with creditworthy parties in accordance with established procedures. Repos are contracts under which the buyer of a security simultaneously buys and commits to resell the security to the seller at an agreed upon price and date. Repos are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, the collateral must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities fall below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller; collectibility of such claims may be limited. At October 31, 2005, the Fund had no such agreements, other than the cash collateral received that was reinvested in repurchase agreements under the Fund's securities lending program.

NOTE C. AGREEMENTS

Credit Suisse Asset Management, LLC ("CSAM"), serves as the Fund's investment adviser with respect to all investments. CSAM receives as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.25% of the first $100 million of the Fund's average weekly market value or net assets (whichever is lower), 1.125% of the next $100 million and 1.00% of amounts in excess of $200 million. For the fiscal year ended October 31, 2005, CSAM earned $1,072,065 for advisory services. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the fiscal year ended October 31, 2005, CSAM was reimbursed $13,490 for administrative services rendered to the Fund.

Credit Suisse Asset Management Limited (CSAM U.K.) ("CSAM Ltd. U.K.") and Credit Suisse Asset Management Limited (CSAM Australia) ("CSAM Ltd. Australia"), affiliates of CSAM, are sub-investment advisers to the Fund. CSAM Ltd. U.K. and CSAM Ltd. Australia's sub-investment advisory fees are paid by CSAM out of CSAM's net investment advisory fee and are not paid by the Fund.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a monthly fee that is calculated weekly based on the Fund's average weekly net assets. For the fiscal year ended October 31, 2005, BSFM earned $96,545 for administrative services.

BankBoston, N.A., Sao Paulo ("BBNA") serves as the Fund's administrator with respect to Brazilian investments. BBNA is paid for its services out of the custody fee payable to Brown Brothers Harriman & Co., the Fund's accounting agent and custodian, a quarterly fee based on the average month end Brazilian assets of the Fund.

Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Fund to provide certain financial printing services. For the fiscal year ended October 31, 2005, Merrill was paid $46,034 for its services to the Fund.

The Independent Directors receive fifty percent (50%) of their annual retainer in the form of shares purchased by the Fund's transfer agent in the open market. Directors as a group own less than 1% of the Fund's outstanding shares.

NOTE D. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. Of the 8,632,861 shares outstanding at October 31, 2005, CSAM owned 14,333 shares.

NOTE E. INVESTMENT IN SECURITIES

For the fiscal year ended October 31, 2005 purchases and sales of securities, other than short-term investments, were $80,896,172 and $78,438,364, respectively.

NOTE F. CREDIT FACILITY

The Fund, together with other funds/portfolios advised by CSAM (collectively, the "Participating Funds"), participates in a $75 million committed, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent for temporary or emergency purposes. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. During the fiscal year ended October 31, 2005, the Fund had no borrowings under the Credit Facility.

NOTE G. FEDERAL INCOME TAXES

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. There were no distributions made during the fiscal years ended October 31, 2004 and October 31, 2005.

The tax basis of components of distributable earnings differ from the amounts reflected in the statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to losses deferred on wash sales. At October 31, 2005, the components of distributable earnings on a tax basis, for the Fund were as follows:

Undistributed ordinary income                        --
Accumulated net realized loss            $  (73,473,570)
Unrealized appreciation                      17,291,211
                                         --------------
Total accumulated deficit                $  (56,182,359)
                                         ==============

At October 31, 2005, the Fund had a capital loss carryforward for U.S. federal income tax purposes of $73,473,570. This amount is subject to Internal Revenue Code limitations. Capital loss carryforwards of $3,170,439, $47,300,891, $17,356,479 and $5,645,761 expire in 2007, 2009, 2010 and 2011, respectively. It is uncertain whether the Fund will be able to realize the benefits before they expire. During the fiscal year ended October 31, 2005, the Fund utilized capital loss carryforwards of $15,249,246.

At October 31, 2005, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized depreciation from investments were $100,530,569, $24,074,581, $(6,792,222) and $17,282,359, respectively.

At October 31, 2005, the Fund reclassified $176,107 from accumulated net realized loss on investments and foreign currency related transactions to accumulated net investment income and $31,995 from accumulated net investment loss to paid-in capital, to adjust for current period permanent book/tax differences. Net assets were not affected by these reclassifications.

NOTE H. RESTRICTED SECURITIES

Certain of the Fund's investments are restricted as to resale and are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors in the absence of readily ascertainable market values.

                           NUMBER                                          FAIR                 PERCENT
                             OF           ACQUISITION                    VALUE AT    VALUE PER   OF NET   DISTRIBUTIONS     OPEN
SECURITY                UNITS/SHARES         DATE(S)           COST      10/31/05   UNIT/SHARE   ASSETS     RECEIVED     COMMITMENTS
--------                ------------  -------------------  -----------  ----------  ----------  --------  -------------  -----------
BPW Israel Ventures
    LLC                    1,482,848  10/05/00 - 07/01/04  $ 1,073,879  $  804,178  $     0.54      0.73
                              17,250        01/03/05            17,250       9,355        0.54      0.01
                              17,250        06/29/05            17,250       9,355        0.54      0.01
                              34,764        08/02/05            34,764      18,853        0.54      0.02
                              25,181        09/21/05            25,181      13,656        0.54      0.01
                        ------------                       -----------  ----------              --------  -------------  -----------
                           1,577,293                         1,168,324     855,397                  0.78  $          --  $   722,707
                        ------------                       -----------  ----------              --------  -------------  -----------
Concord Ventures II
    Fund L.P.              3,520,000  03/29/00 - 08/19/04    2,375,107   1,285,100        0.37      1.17
                             120,000        03/04/05           120,000      43,810        0.37      0.04
                             120,000        07/11/05           120,000      43,810        0.37      0.04
                        ------------                       -----------  ----------              --------  -------------  -----------
                           3,760,000                         2,615,107   1,372,720                  1.25        151,554      240,000
                        ------------                       -----------  ----------              --------  -------------  -----------
Emerging Markets
    Ventures I, L.P.       7,145,806  01/22/98 - 07/06/04    4,946,932   5,400,400        0.76      4.92
                              35,255        01/10/05            34,975      26,644        0.76      0.02
                              34,068        06/30/05            33,798      25,746        0.76      0.02
                        ------------                       -----------  ----------              --------  -------------  -----------
                           7,215,129                         5,015,705   5,452,790                  4.96      1,169,680      884,872
                        ------------                       -----------  ----------              --------  -------------  -----------
Exxel Capital
    Partners V, L.P.       1,897,761  05/11/98 - 12/03/98      380,019           0        0.00      0.00        205,185           --
                        ------------                       -----------  ----------              --------  -------------  -----------
Formula Ventures L.P.      1,499,989  08/06/99 - 06/14/04      464,935     121,649        0.08      0.11        414,249           --
                        ------------                       -----------  ----------              --------  -------------  -----------
Giza GE Venture
    Fund III, L.P.         2,117,500  01/31/00 - 10/11/04    1,410,854   1,105,018        0.52      1.01
                             137,500        02/14/05           126,261      71,754        0.52      0.07
                             220,000        08/10/05           202,018     114,807        0.52      0.10
                        ------------                       -----------  ----------              --------  -------------  -----------
                           2,475,000                         1,739,133   1,291,579                  1.18        197,516      275,000
                        ------------                       -----------  ----------              --------  -------------  -----------
Independent Network
    Television Holding
    Ltd, Series II         1,000,000        07/06/98         1,000,000   1,000,000        1.00      0.91             --           --
                        ------------                       -----------  ----------              --------  -------------  -----------
J.P. Morgan Latin
    America Capital
    Partners
    (Cayman), L.P.           803,879  04/10/00 - 05/28/03      473,551     330,081        0.41      0.30
                              31,218        08/02/05            19,308      12,818        0.41      0.01
                        ------------                       -----------  ----------              --------  -------------  -----------
                             835,097                           492,859     342,899                  0.31        708,606           --
                        ------------                       -----------  ----------              --------  -------------  -----------

                           NUMBER                                          FAIR                 PERCENT
                             OF           ACQUISITION                    VALUE AT    VALUE PER   OF NET   DISTRIBUTIONS     OPEN
SECURITY                UNITS/SHARES         DATE(S)           COST      10/31/05   UNIT/SHARE   ASSETS     RECEIVED     COMMITMENTS
--------                ------------  -------------------  -----------  ----------  ----------  --------  -------------  -----------
J.P. Morgan Latin
    America Capital
    Partners
    (Delaware), L.P.       1,277,217  04/10/00 - 03/26/04  $   605,097  $  608,632  $     0.48      0.55
                              61,783        08/02/05            62,198      29,441        0.48      0.03
                        ------------                       -----------  ----------              --------  -------------  -----------
                           1,339,000                           667,295     638,073                  0.58  $     632,299  $ 1,389,683
                        ------------                       -----------  ----------              --------  -------------  -----------
K.T. Concord Venture
    Fund L.P.              2,000,000  12/08/97 - 09/29/00    1,647,425   1,026,688        0.51      0.94        659,477           --
                        ------------                       -----------  ----------              --------  -------------  -----------
Neurone Ventures II,
    L.P.                     438,684  11/24/00 - 09/24/04      208,692     182,771        0.42      0.16
                              45,000        03/24/05            38,275      18,749        0.42      0.02
                              22,500        07/28/05            19,137       9,374        0.42      0.01
                              30,000        08/15/05            25,517      12,499        0.42      0.01
                        ------------                       -----------  ----------              --------  -------------  -----------
                             536,184                           291,621     223,393                  0.20         39,421      225,000
                        ------------                       -----------  ----------              --------  -------------  -----------
SVE Star Ventures
    Enterprises
    GmbH & Co.
    No. IX KG              1,250,000  12/21/00 - 08/09/04      971,963     769,812        0.62      0.70
                             250,000        03/30/05           243,284     153,963        0.62      0.14
                        ------------                       -----------  ----------              --------  -------------  -----------
                           1,500,000                         1,215,247     923,775                  0.84             --      500,000
                        ------------                       -----------  ----------              --------  -------------  -----------
Technology
    Crossover
    Ventures IV, L.P.      1,563,800  03/08/00 - 06/30/04      713,990   1,007,553        0.64      0.91
                              79,800        01/13/05            75,052      51,415        0.64      0.05
                              20,000        07/21/05            19,097      12,886        0.64      0.01
                              45,200        10/24/05            45,200      29,122        0.64      0.03
                        ------------                       -----------  ----------              --------  -------------  -----------
                           1,708,800                           853,339   1,100,976                  1.00        760,027      291,200
                        ------------                       -----------  ----------              --------  -------------  -----------
Telesoft Partners L.P.     1,250,000  07/22/97 - 06/07/01      503,902           0        0.00      0.00      7,203,101           --
                        ------------                       -----------  ----------              --------  -------------  -----------
Telesoft Partners II QP,
    L.P.                   1,500,000  07/14/00 - 06/03/04      928,447   1,226,880        0.82      1.12
                             240,000        12/09/04           225,631     196,301        0.82      0.18
                        ------------                       -----------  ----------              --------  -------------  -----------
                           1,740,000                         1,154,078   1,423,181                  1.30        113,986      660,000
                        ------------                       -----------  ----------              --------  -------------  -----------
The Renaissance
    Fund LDC                     160  03/30/94 - 03/21/97      483,692      87,125      544.53      0.08      1,497,612           --
                        ------------                       -----------  ----------              --------  -------------  -----------
TVG Asian
    Communications
    Fund II, L.P.          3,008,374  06/07/00 - 12/31/03    2,110,403   2,005,196        0.67      1.83
                             178,730        12/23/04           152,181     119,130        0.67      0.11
                             102,029        07/06/05            96,416      68,006        0.67      0.06
                             332,985        10/27/05           332,985     221,947        0.67      0.20
                        ------------                       -----------  ----------              --------  -------------  -----------
                           3,622,118                         2,691,985   2,414,279                  2.20        837,379      377,882
                        ------------                       -----------  ----------              --------  -------------  -----------

                           NUMBER                                          FAIR                 PERCENT
                             OF           ACQUISITION                    VALUE AT    VALUE PER   OF NET   DISTRIBUTIONS     OPEN
SECURITY                UNITS/SHARES         DATE(S)          COST       10/31/05   UNIT/SHARE   ASSETS     RECEIVED     COMMITMENTS
--------                ------------  ------------------- ------------ ------------ ----------  --------  -------------  -----------
Walden-Israel
    Ventures III, L.P.       492,938  02/23/01 - 05/27/04 $    353,018 $    399,368 $     0.81      0.36
                              75,625        11/10/04            71,889       61,270       0.81      0.06
                              96,250        03/02/05            91,495       77,980       0.81      0.07
                             110,000        06/09/05           104,566       89,120       0.81      0.08
                        ------------                      ------------ ------------             --------  -------------  -----------
                             774,813                           620,968      627,738                 0.57  $      10,234  $   600,188
                        ------------                      ------------ ------------             --------  -------------  -----------
Total                                                     $ 23,005,634 $ 18,902,262                17.21  $  14,600,326  $ 6,166,532
                                                          ============ ============             ========  =============  ===========

The Fund may incur certain costs in connection with the disposition of the above securities.

NOTE I. SHARE REPURCHASE PROGRAM/SELF-TENDER POLICY

SHARE REPURCHASE PROGRAM: The Board of Directors of the Fund, at a meeting held on November 21, 2003, authorized management to make open market purchases from time to time in an amount up to 10% of the Fund's outstanding shares whenever the Fund's shares are trading at a discount to net asset value of 15% or more. Open market purchases may also be made within the discretion of management if the discount is less than 15%. The Board has instructed management to report repurchase activity to it regularly, and to post the number of shares repurchased on the Fund's website on a monthly basis. For the fiscal year ended October 31, 2005, the Fund repurchased 47,160 of its shares for a total cost of $451,752 at a weighted discount of 14.31% from its net asset value. For the eleven months ended October 31, 2004, the Fund repurchased 484,200 of its shares for a total cost of $3,835,755 at a weighted discount of 14.39% from its net asset value. The Board at the same time determined to suspend the Fund's annual self-tender program that had been announced in June of 2000.

SELF-TENDER POLICY: In January 2005, the Fund adopted a policy to make annual self-tenders for its shares of common stock. Each annual self-tender will be in the amount equal to the net proceeds realized by the Fund during the year from its illiquid private equity investments less any capital commitments that are funded during that year, commencing with a self-tender in an amount equal to such net proceeds as are realized by the Fund during 2005. A self-tender will be made in any year only if the shares to be purchased under this formula would equal 5% or more of the Fund's then outstanding shares; otherwise, the amounts that would have been applied will be carried over in calculating the amount to be applied in the next year. The price per share in the self-tenders will be fixed at 95% of the net asset value of the Fund's shares at the conclusion of the tender offer period, which is expected to occur near the end of each calendar year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of The Emerging Markets Telecommunications Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of The Emerging Markets Telecommunications Fund, Inc. (the "Fund") at October 31, 2005, the results of its operations and its cash flows for the year then ended, the changes in its net assets for the year then ended, the eleven month period ended October 31, 2004, and the year ended November 30, 2003, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and private equity issuers, provide a reasonable basis for our opinion.

As explained in Note B, the financial statements include securities valued at $19,744,798 (17.98% of net assets), whose fair values have been determined in good faith under procedures established by the Board of Directors in the absence of readily ascertainable market values. We have reviewed the procedures established by the Board of Directors to value such securities and have inspected underlying documentation, and, in the circumstances, we believe the procedures are reasonable and the documentation appropriate. However, these values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material.


PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 22, 2005

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

After the failure to achieve a quorum of shareholders on the original meeting date of February 4, 2005 and reconvened meetings held on February 25, 2005 and March 1, 2005, the Board of Directors concluded that a quorum of shareholders was not likely to be achieved at its 2005 Annual Meeting of Shareholders (the "Meeting") and therefore the Meeting was not reconvened. At the rescheduled Meeting held on March 1, 2005, holders of less than 36% of the Fund's shares were represented in person or by proxy, while a quorum consists of a majority of the Fund's outstanding shares of common stock.

As a consequence of the lack of a quorum, Martin M. Torino, a nominee for election at the Meeting, pursuant to Maryland law, will remain as a Class I director of the Fund until the 2006 annual meeting of shareholders and until his successor is elected and qualifies. William W. Priest, Jr., the Fund's other nominee for election at the Meeting, resigned from the Board. The Board also voted to increase the size of the Board from five to six directors and, upon the recommendation of its Nominating Committee, approved the election of Messrs. Walter Eberstadt and Phillip Goldstein (who had nominated himself for election as a director at the Meeting) to each serve as a director of the Fund until the 2006 annual meeting of shareholders and until his successor is elected and qualifies. Mr. Eberstadt has been elected as a Class I director and Mr. Goldstein has been elected as a Class II director. Mr. Eberstadt is a Limited Managing Partner in Lazard Freres & Co. and has been associated with Lazard Freres & Co. since 1969. Mr. Goldstein is the investment adviser to Opportunity Partners L.P., an activist-orientated private investment fund, and other clients since 1992. Mr. Goldstein has also been a director of Brantley Capital Corporation since 2002 and of The Mexico Equity and Income Fund since 1999.

DESCRIPTION OF INVESTLINK(SM) PROGRAM (UNAUDITED)

The InvestLink(SM) Program is sponsored and administered by Computershare Shareholder Services, Inc., ("Computershare"), not by The Emerging Markets Telecommunications Fund, Inc. (the "Fund"). Computershare will act as program administrator (the "Program Administrator") of the InvestLink(SM) Program (the "Program"). The purpose of the Program is to provide existing shareholders with a simple and convenient way to invest additional funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

In order to participate in the Program, you must be a registered holder of at least one Share of stock of the Fund. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. All cash payments must be drawn on a U.S. bank and payable in U.S. dollars. Checks must be made payable to Computershare. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The investment date for cash payments is the 25th day of each month (or the next trading day if the 25th is not a trading day). The investment date for dividend reinvestment is the dividend payment date. The Program Administrator uses dividends and funds of participants to purchase Shares of the Fund in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period. All sale requests having an anticipated market value of $100,000.00 or more are expected to be submitted in written form. In addition, all sale requests received by the Program Administrator within thirty (30) days of an address change are expected to be submitted in written form.

Computershare, as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested shareholder may participate in the Program. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested shareholder may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers:
(800) 730-6001 (U.S. and Canada) or (781) 575-3100 (outside U.S. and Canada).
All correspondence regarding the Program should be directed to: EquiServe Trust Company N.A., c/o Computershare, InvestLink(SM) Program, P.O. Box 43010, Providence, RI 02940-3010.

InvestLink is a service mark of Computershare

INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED)

                                                  TERM                                    NUMBER OF
                                                OF OFFICE                               PORTFOLIOS IN
                                                   AND                                      FUND
                               POSITION(S)       LENGTH            PRINCIPAL               COMPLEX                  OTHER
NAME, ADDRESS AND               HELD WITH        OF TIME      OCCUPATION(S) DURING       OVERSEEN BY            DIRECTORSHIPS
 DATE OF BIRTH                    FUND           SERVED          PAST FIVE YEARS           DIRECTOR            HELD BY DIRECTOR
-------------------------  -----------------  ------------  ------------------------  -----------------  ---------------------------
INDEPENDENT DIRECTORS

Enrique R. Arzac*          Director;          Since 1996;   Professor of Finance and          47         Director of The Adams
c/o Credit Suisse Asset    Chairman of the    current term  Economics, Graduate                          Express Company (a closed-
Management, LLC            Board; Nominating  ends at the   School of Business,                          end investment company);
Attn: General Counsel      Committee          2007 annual   Columbia University                          Director of Petroleum and
466 Lexington Avenue       Chairman and       meeting       since 1971                                   Resources Corporation (a
New York, New York         Audit Committee                                                               closed-end investment
10017-3140                 Member                                                                        company)

Date of Birth: 10/02/41

James J. Cattano           Director;          Since 1993;   President, Primary                4          None
c/o Primary Resources,     Nominating         current term  Resources Inc. (an
Inc.                       Committee          ends at the   international trading
55 Old Field Point Road    Member and         2007 annual   and manufacturing
Greenwich, Connecticut     Audit Committee    meeting       company specializing in
06830                      Chairman                         the sale of agricultural
                                                            commodities throughout
Date of Birth: 06/24/43                                     Latin American markets)
                                                            since October 1996

Walter Eberstadt           Director;          Since 2005    Limited Managing                  1          None
Lazard Freres & Co.        Nominating                       Director in Lazard
30 Rockefeller Plaza       and Audit                        Freres & Co. since 1969
New York, NY               Committee
10020                      Member

Date of Birth: 07/15/21

Phillip Goldstein          Director;          Since 2005    Investment Adviser,               2          Director, Brantley Capital
Opportunity Partners L.P.  Nominating                       Opportunity Partners                         Corporation; Director, The
60 Heritage Drive          and Audit                        L.P. since 1992                              Mexico Equity and Income
Pleasantville, NY          Committee                                                                     Fund
10570                      Member

Date of Birth: 01/28/45

Martin M. Torino           Director;          Since 1993;   Chief Executive Officer           3          None
c/o Credit Suisse Asset    Nominating         current term  and Director of Celsur
Management, LLC            and Audit          ends at the   Logistica S.A.
Attn: General Counsel      Committee          2006 annual   (Logistics) since 2002;
466 Lexington Avenue       Member             meeting       Chairman of the Board of
New York, New York                                          Ingenio y Refineria San
10017-3140                                                  Martin Del Tabacal S.A.
                                                            (sugar refinery) from
Date of Birth: 08/14/49                                     August 1996 to 2000

----------
* Effective December 6, 2005, Enrique R. Arzac was appointed as Chairman of the Board. Michael E. Kenneally who previously held this position, resigned effective December 6, 2005.

                               POSITION(S)       LENGTH
NAME, ADDRESS AND               HELD WITH        OF TIME
  DATE OF BIRTH                   FUND           SERVED          PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-------------------------  -----------------  ------------  ---------------------------------------------------------
OFFICERS

Steven B. Plump**          Chief Executive    Since 2005    Managing Director; Associated with CSAM or its
Credit Suisse Asset        Officer and                      predecessor since 1995; Officer of other Credit Suisse
Management, LLC            President                        Funds
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 02/08/59

Neil Gregson               Chief Investment   Since 2005    Managing Director of Credit Suisse Asset Management
c/o Credit Suisse Asset    Officer                          Limited ("CSAML"); Associated with CSAML since 1990
Management, LLC
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 05/10/62

Jonathan S. Ong            Investment         Since 2005    Director of CSAML; Associated with CSAML since 1999
c/o Credit Suisse Asset    Officer
Management, LLC
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 08/03/67

Michael A. Pignataro       Chief Financial    Since 1993    Director and Director of Fund Administration of CSAM;
Credit Suisse Asset        Officer and                      Associated with CSAM or its predecessor since 1984;
Management, LLC            Secretary                        Officer of other Credit Suisse Funds
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 11/15/59

Emidio Morizio             Chief              Since 2004    Director and Global Head of Compliance of CSAM;
Credit Suisse Asset        Compliance                       Associated with CSAM since July 2000; Vice President and
Management, LLC            Officer                          Director of Compliance of Forstmann-Leff Associates from
466 Lexington Avenue                                        1998 to June 2000; Officer of other Credit Suisse Funds
New York, New York
10017-3140

Date of Birth: 09/21/66

----------
** Effective July 31, 2005, Steven B. Plump was appointed as Chief Executive Officer and President of the Fund. Michael E. Kenneally, who previously held these positions, resigned effective July 31, 2005.

                               POSITION(S)       LENGTH
NAME, ADDRESS AND               HELD WITH        OF TIME
  DATE OF BIRTH                   FUND           SERVED          PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-----------------------    -----------------  ------------  ---------------------------------------------------------
OFFICERS--(CONTINUED)

Ajay Mehra                 Chief              Since 2004    Director and General Counsel (Americas) of CSAM since
Credit Suisse Asset        Legal Officer                    September 2004; Senior Associate of Sherman & Sterling
Management, LLC                                             LLP from September 2000 to September 2004; Senior Counsel
466 Lexington Avenue                                        of the SEC Division of Investment Management from June
New York, New York                                          1997 to September 2000; Officer of other Credit Suisse
10017-3140                                                  Funds

Date of Birth: 08/14/70

J. Kevin Gao               Senior Vice        Since 2004    Vice President and Associate General Counsel of CSAM;
Credit Suisse Asset        President                        Associated with CSAM since July 2003; Associated with the
Management, LLC                                             law firm of Willkie Farr & Gallagher LLP from 1998 to
466 Lexington Avenue                                        2003; Officer of other Credit Suisse Funds
New York, New York
10017-3140

Date of Birth: 10/13/67

Robert Rizza               Treasurer          Since 1999    Assistant Vice President of CSAM; Associated with CSAM
Credit Suisse Asset                                         since 1998; Officer of other Credit Suisse Funds
Management, LLC
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 12/09/65

ANNUAL CERTIFICATIONS (UNAUDITED)

The Fund's Chief Executive Officer has filed an annual certification with the NYSE that, as of the date of the certification, he was unaware of any violation by the Fund of the NYSE's corporate governance listing standards. The Fund's Chief Executive Officer and Chief Financial Officer have also filed certifications with the SEC as part of the Fund's Form N-CSR filings that cover certain public disclosure documents of the Fund, including its annual and semi-annual reports to stockholders.

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Information regarding how The Emerging Markets Telecommunications Fund, Inc. (the "Fund") voted proxies related to its portfolio securities during the 12-month period ended June 30 of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

          -    By calling 1-800-293-1232;

          -    On the Fund's website, www.csam.com/us

          - On the website of the Securities and Exchange Commission, http://www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

OTHER FUNDS MANAGED BY CREDIT SUISSE ASSET MANAGEMENT, LLC

Credit Suisse Capital Appreciation Fund
Credit Suisse Cash Reserve Fund
Credit Suisse Commodity Return Strategy Fund
Credit Suisse Emerging Markets Fund
Credit Suisse Fixed Income Fund
Credit Suisse Global Fixed Income Fund
Credit Suisse Global Small Cap Fund
Credit Suisse High Income Fund
Credit Suisse International Focus Fund
Credit Suisse Japan Equity Fund
Credit Suisse Large Cap Blend Fund
Credit Suisse Large Cap Value Fund
Credit Suisse Mid-Cap Growth Fund
Credit Suisse New York Municipal Fund
Credit Suisse Short Duration Bond Fund
Credit Suisse Small Cap Growth Fund
Credit Suisse Small Cap Value Fund
Credit Suisse Strategic Allocation Fund


Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-market, small-company, private equity, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 800-927-2874. For up-to-date performance, please look in the mutual fund section of your newspaper under Credit Suisse.

Credit Suisse Asset Management Securities, Inc., Distributor.

SUMMARY OF GENERAL INFORMATION (UNAUDITED)

The Emerging Markets Telecommunications Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange, Inc. Its investment objective is long-term capital appreciation through investments primarily in equity securities of telecommunications companies in emerging countries. Credit Suisse Asset Management, LLC (New York), the Fund's investment adviser, is part of Credit Suisse Asset Management ("CSAM"), the institutional and mutual-fund asset-management arm of Credit Suisse First Boston. As of September 30, 2005, CSAM managed over $23 billion in the U.S. and, together with its global affiliates, managed assets of over $337 billion in 17 countries.

SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "EmMktTel" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "EmergMktTele". The Fund's New York Stock Exchange, Inc. trading symbol is ETF. Weekly comparative net asset value (NAV) and market price information about The Emerging Markets Telecommunications Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

THE CSAM GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.csam.com/us.

CLOSED-END FUNDS

SINGLE COUNTRY
The Chile Fund, Inc. (CH)
The First Israel Fund, Inc. (ISL)
The Indonesia Fund, Inc. (IF)

MULTIPLE COUNTRY
The Latin America Equity Fund, Inc. (LAQ)

FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse High Yield Bond Fund (DHY)


Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The Emerging Markets Telecommunications Fund, Inc. may from time to time purchase shares of its capital stock in the open market.

                       This page left intentionally blank.

DIRECTORS AND CORPORATE OFFICERS

Enrique R. Arzac        Chairman of the Board
James J. Cattano        Director
Walter Eberstadt        Director
Phillip Goldstein       Director
Martin M. Torino        Director
Steven B. Plump         Chief Executive Officer and President
Neil Gregson            Chief Investment Officer
Jonathan S. Ong         Investment Officer
J. Kevin Gao            Senior Vice President
Ajay Mehra              Chief Legal Officer
Emidio Morizio          Chief Compliance Officer
Michael A. Pignataro    Chief Financial Officer and Secretary
Robert Rizza            Treasurer

INVESTMENT ADVISER

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, NY 10017

INVESTMENT SUB-ADVISERS

Credit Suisse Asset Management Limited
Level 32, Gateway Building
1 Macquarie Place
Sydney NSW 2000

Credit Suisse Asset Management Limited
Beaufort House
15 St. Botolph Street
London EC3A 7JJ, England

ADMINISTRATOR

Bear Stearns Funds Management Inc.
383 Madison Avenue
New York, NY 10179

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

SHAREHOLDER SERVICING AGENT

EquiServe Trust Company, N.A.
c/o Computershare
P.O. Box 43010
Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, PA 19103

LEGAL COUNSEL

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019


This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

[ETF LISTED NYSE(R) LOGO]

                                                                     ETF-AR-1005

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 12(a)(1) to this Form. There were no amendments to the code during the fiscal year ended October 31, 2005. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended October 31, 2005.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's governing board has determined that it has two audit committee financial experts serving on its audit committee: Enrique R. Arzac and Steven N. Rappaport. Each audit committee financial expert is "independent" for purposes of this item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) through (d). The information in the table below is provided for services rendered to the registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP ("PwC"), for its fiscal years ended October 31, 2004 and October 31, 2005.

                                               2004              2005
-------------------------------------------------------------------------------
Audit Fees                                     $       51,000    $       49,350
Audit-Related Fees(1)                          $        4,500    $        3,150
Tax Fees(2)                                    $        7,482    $        7,860
All Other Fees                                             --                --
Total                                          $       62,982    $       60,360

(1) Services include agreed-upon procedures in connection with the registrant's semi-annual financial statements ($3,000 in 2004 and $3,150 in 2005), the registrant's third quarter 2004 Form N-Q filing ($1,500) in 2004.

(2) Tax services in connection with the registrant's excise tax calculations and review of the registrant's applicable tax returns.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant's operations and financial reporting and that were rendered by PwC to the registrant's investment adviser, Credit Suisse Asset Management, LLC ("CSAM"), and any service provider to the registrant controlling, controlled by or under common control with CSAM that provided ongoing services to the registrant ("Covered Services Provider"), for the registrant's fiscal years ended October 31, 2004 and October 31, 2005.

                                               2004              2005
-------------------------------------------------------------------------------
Audit-Related Fees                                        N/A               N/A

Tax Fees                                                  N/A               N/A
All Other Fees                                            N/A    $    2,444,000
Total                                                     N/A    $    2,444,000

(e)(1) Pre-Approval Policies and Procedures. The Audit Committee ("Committee") of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to CSAM and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than CSAM or the registrant's officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, CSAM and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X:

                                               2004              2005
-------------------------------------------------------------------------------
Audit-Related Fees                                        N/A               N/A
Tax Fees                                                  N/A               N/A
All Other Fees                                            N/A               N/A
Total                                                     N/A               N/A

The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to CSAM and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii)of Regulation S-X, for the registrant's fiscal years ended October 31, 2004 and October 31, 2005:

                                               2004              2005
-------------------------------------------------------------------------------
Audit-Related Fees                                        N/A               N/A
Tax Fees                                                  N/A               N/A
All Other Fees                                            N/A               N/A
Total                                                     N/A               N/A

(f) Not Applicable.

(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant, CSAM and Covered Service Providers for the fiscal years ended October 31, 2004 and October 31, 2005 were $11,982 and $11,010, respectively.

(h) Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the committee are Enrique R. Arzac, James Cattano, Walter Eberstadt, Phillip Goldstein, Steven N. Rappaport and Martin Torino.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                       CREDIT SUISSE ASSET MANAGEMENT, LLC

                               CREDIT SUISSE FUNDS

                        CREDIT SUISSE INSTITUTIONAL FUNDS

                              CSAM CLOSED-END FUNDS

                       PROXY VOTING POLICY AND PROCEDURES

Introduction

     Credit Suisse Asset Management, LLC ("CSAM") is a fiduciary that owes each of its clients duties of care and loyalty with respect to proxy voting. The duty of care requires CSAM to monitor corporate events and to vote proxies. To satisfy its duty of loyalty, CSAM must cast proxy votes in the best interests of each of its clients.

     The Credit Suisse Funds, Credit Suisse Institutional Funds, and CSAM Closed-End Funds (the "Funds"), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

Policy

     The Proxy Voting Policy (the "Policy") set forth below is designed to ensure that proxies are voted in the best interests of CSAM's clients. The Policy addresses particular issues and gives a general indication of how CSAM will vote proxies. The Policy is not exhaustive and does not include all potential issues.

Proxy Voting Committee

     The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees). The purpose of the Proxy Voting Committee is to administer the voting of all clients' proxies in accordance with the Policy. The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of CSAM's clients.

     For the reasons disclosed below under "Conflicts," the Proxy Voting Committee has engaged the services of an independent third party (initially, Institutional Shareholder Services ("ISS")) to assist in issue analysis and vote recommendation for proxy proposals. Proxy proposals addressed by the Policy will be voted in accordance with the Policy. Proxy proposals addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS. Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS. To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

     CSAM investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS. Such recommendation will set forth its basis and rationale. In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

Conflicts

     CSAM is the institutional and mutual fund asset management arm of Credit Suisse First Boston, which is part of Credit Suisse Group, one of the world's largest financial organizations. As part of a global, full service investment-bank, broker-dealer, and asset-management organization, CSAM and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by CSAM for its clients' accounts. The interests of CSAM and/or its affiliates and personnel may conflict with the interests of CSAM's clients in connection with any proxy issue. In addition, CSAM may not be able to identify all of the conflicts of interest relating to any proxy matter.

Consent

     In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote. Where the client is a Fund, disclosure shall be made to any one director who is not an "interested person," as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

Recordkeeping

CSAM is required to maintain in an easily accessible place for five years all records relating to proxy voting.

     These records include the following:

     -    a copy of the Policy;

     -    a copy of each proxy statement received on behalf of CSAM clients;

     -    a record of each vote cast on behalf of CSAM clients;

     - a copy of all documents created by CSAM personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

     - a copy of each written request by a client for information on how CSAM voted proxies, as well as a copy of any written response.

     CSAM reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

     Disclosure

     CSAM will describe the Policy to each client. Upon request, CSAM will provide any client with a copy of the Policy. CSAM will also disclose to its clients how they can obtain information on their proxy votes.

     ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

     Procedures

     The Proxy Voting Committee will administer the voting of all client proxies. CSAM has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies. ISS will coordinate with each client's custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion. ISS will provide CSAM with an analysis of proxy issues and a vote recommendation for proxy proposals. ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear. The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

                               PROXY VOTING POLICY

     Operational Items

     Adjourn Meeting

          Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

     Amend Quorum Requirements

          Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

     Amend Minor Bylaws

          Generally vote for bylaw or charter changes that are of a housekeeping nature.

     Change Date, Time, or Location of Annual Meeting

          Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

     Ratify Auditors

          Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position. Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services). Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

     Board of Directors

     Voting on Director Nominees in Uncontested Elections

          Generally votes on director nominees on a case-by-case basis. Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences;
          (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive

     Cumulative Voting

          Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

     Director and Officer Indemnification and Liability Protection

          Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis. Generally vote against proposals that would: (1) eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Generally vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

     Filling Vacancies/Removal of Directors

          Generally vote against proposals that provide that directors may be removed only for cause. Generally vote for proposals to restore shareholder ability to remove directors with or without cause. Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis. Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

     Independent Chairman (Separate Chairman/CEO)

          Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

     Majority of Independent Directors

          Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold. Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard. Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees. Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels. Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

     Term Limits

          Generally vote against shareholder proposals to limit the tenure of outside directors.

     Proxy Contests

     Voting on Director Nominees in Contested Elections

          Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders. The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

     Amend Bylaws without Shareholder Consent

          Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

     Confidential Voting

          Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy may remain in place. If the dissidents will not agree, the confidential voting policy may be waived. Generally vote for management proposals to adopt confidential voting.

     Cumulative Voting

          Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

     Antitakeover Defenses and Voting Related Issues

     Advance Notice Requirements for Shareholder Proposals/Nominations

          Votes on advance notice proposals are determined on a case-by-case basis.

     Amend Bylaws without Shareholder Consent

          Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

     Poison Pills (Shareholder Rights Plans)

          Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it. Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis. Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature

     Shareholders' Ability to Act by Written Consent

          Generally vote against proposals to restrict or prohibit shareholders' ability to take action by written consent. Generally vote for proposals to allow or make easier shareholder action by written consent.

     Shareholders' Ability to Call Special Meetings

          Proposals to restrict or prohibit shareholders' ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

     Supermajority Vote Requirements

          Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

     Merger and Corporate Restructuring

     Appraisal Rights

          Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

     Asset Purchases

          Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments; (2) fairness opinion; (3) financial and strategic benefits;
          (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company's going concern prospects, possible bankruptcy).

     Asset Sales

          Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital;
          (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

     Conversion of Securities

          Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders' position; (2) conversion price relative to market value; (3) financial issues: company's financial situation and degree of need for capital; effect of the transaction on the company's cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm's length transactions, managerial incentives. Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

     Corporate Reorganization

          Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues;
          (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Reverse Leveraged Buyouts

          Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues;
          (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Formation of Holding Company

          Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company. Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights;
          (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium;
          (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

     Joint Ventures

          Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed;
          (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations. Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management's efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation. Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

     Mergers and Acquisitions

          Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits;
          (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

     Private Placements

          Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest. Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Prepackaged Bankruptcy Plans

          Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues;
          (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Recapitalization

          Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends;
          (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

     Reverse Stock Splits

          Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

     Spinoffs

          Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure

     Value Maximization Proposals

          Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

     Capital Structure

     Adjustments to Par Value of Common Stock

          Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action. Generally vote for management proposals to eliminate par value.

     Common Stock Authorization

          Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis. Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Generally vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

     Dual-class Stock

          Generally vote against proposals to create a new class of common stock with superior voting rights. Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

     Issue Stock for Use with Rights Plan

          Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

     Preemptive Rights

          Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

     Preferred Stock

          Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Generally vote for proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense). Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

     Recapitalization

          Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends;
          (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

     Reverse Stock Splits

          Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

     Share Repurchase Programs

          Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

     Stock Distributions: Splits and Dividends

          Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

     Tracking Stock

          Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

     Executive and Director Compensation

     Executive and Director Compensation

          Votes on compensation plans for directors are determined on a case-by-case basis.

     Stock Plans in Lieu of Cash

          Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis. Generally vote for plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

     Director Retirement Plans

          Generally vote against retirement plans for nonemployee directors. Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

     Management Proposals Seeking Approval to Reprice Options

          Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans. Votes on employee stock purchase plans should be determined on a case-by-case basis. Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less. Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

     Incentive Bonus Plans and Tax Deductibility Proposals

          Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive. Generally vote for proposals to add performance goals to existing compensation plans. Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis. Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

     Employee Stock Ownership Plans (ESOPs)

          Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

     401(k) Employee Benefit Plans

          Generally vote for proposals to implement a 401(k) savings plan for employees.

     Shareholder Proposals Regarding Executive and Director Pay

          Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Generally vote against shareholder proposals requiring director fees be paid in stock only. Generally vote for shareholder proposals to put option repricings to a shareholder vote. Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation. Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

     Performance-Based Option Proposals

          Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

     Stock Option Expensing

          Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

     Golden and Tin Parachutes

          Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

May 17, 2005

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Form N-CSR disclosure requirement is not yet effective with respect to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                                                                      (c) TOTAL NUMBER    (d) MAXIMUM
                                            (a) TOTAL                 OF SHARES           NUMBER OF
                                            NUMBER OF   (b) AVERAGE   PURCHASED AS PART   SHARES THAT MAY
                                            SHARES      PRICE PAID    OF PUBLICLY         YET BE PURCHASE
PERIOD                                      PURCHASED   PER SHARE     ANNOUNCED PLANS     UNDER THE PLAN
---------------------------------------------------------------------------------------------------------
May 1st through May 31st                            0   $      0.00                   0           402,322
June 1st through June 30th                          0   $      0.00                   0           402,322
July 1st through July 31st                      4,560   $     10.13               4,560           397,762
August 1st through August 31st                  8,400   $     10.53               8,400           389,362
September 1st through September 30th            4,300   $     11.02               4,300           385,062
October 1st through October 31st                    0   $      0.00                   0           385,062

 (a) The plan was announced December 4, 2003.
 (b) 10% of the Fund's outstanding shares.
 (c) There is no expiration date of the plan.
 (d) Not applicable.
 (e) Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(g) of Schedule 14A in its definitive proxy statement dated January 11, 2005.

ITEM 11. CONTROLS AND PROCEDURES.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Registrant's Code of Ethics is an exhibit to this report.

(a)(2) The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3) Not applicable.

(b) The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

          THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

          /s/ Steven B. Plump
          -------------------
          Name:  Steven B. Plump
          Title: Chief Executive Officer
          Date:  January 9, 2006


          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

          /s/ Steven B. Plump
          -------------------
          Name:  Steven B. Plump
          Title: Chief Executive Officer
          Date:  January 9, 2006

          /s/ Michael A. Pignataro
          ------------------------
          Name:  Michael A. Pignataro
          Title: Chief Financial Officer
          Date:  January 9, 2006

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